UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                                event reported):
                                  June 13, 2000


                           Exigent International, Inc.
             (Exact name of Registrant as specified in its charter)



          Delaware                      1-13519                    59-3379927
(State or other jurisdiction of       (Commission              (I.R.S. Employer
incorporation or organization)        File Number)            dentification No.)



              -----------------------------------------------------


                                1830 Penn Street
                            Melbourne, Florida 32901
                                  321-952-7550
     (Address, zip code and telephone number of principal executive offices)


               (Registrant's telephone number including area code)






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Item 5.  Other Events

         Exigent International, Inc. has executed a one-year employment agreement with Bernard R. Smedley, to serve as Chairman of the Board, Chief Executive Officer and President effective as of June 13, 2000 and runs until July 1, 2001. The full text of the employment agreement is attached as Exhibit 99.


Item 7.  Financial Statements and Exhibits

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                                    Page
Number            Description                                             Number

  99              Employment Agreement between                               4
                  Exigent International, Inc. and
                  Bernard R. Smedley, executed on
                  July 3, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           Exigent International, Inc.

December 28, 2000                By:    /s/ B.R. Smedley
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Date                             B.R. "Bernie" Smedley, Chief Executive Officer